UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 13, 2024

SSR Mining Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia

(State or Other Jurisdiction of Incorporation)

001-35455

(Commission File Number)

98-0211014

(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237

(Address of principal executive offices) (zip code)

(303) 292-1299

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02. Results of Operations and Financial Condition

On February 13, 2024, SSR Mining Inc., a British Columbia corporation (the “Company”), issued a news release announcing multi-year guidance and the issuance of technical report summaries for each of the Company’s four operating assets, featuring production growth approaching 800,000 ounces by 2027 at all-in sustaining costs trending towards $1,300 per ounce.

As previously announced, the Company will hold a conference call on February 13, 2024 to release its 2024 and long-term production guidance and discuss the Technical Report Summaries. Access information for the conference call, and the accompanying presentation to be given on the call, is available on the Company’s website at http://ir.ssrmining.com/investors/events. On the conference call, the Company will discuss the newly issued multi-year guidance, new technical report summaries and year-end 2023 Mineral Resources and Mineral Reserves.

A copy of the news release is furnished as Exhibit 99.1 to this report and hereby incorporated in this Item 2.02 by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the new release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01. Other Events

The Company is hereby filing updated Technical Report Summaries prepared in accordance with Subpart 1300 of Regulation S-K. The Technical Report Summary on Çöpler Property, Türkiye, and the corresponding consents of the qualified persons, is filed as Exhibit 96.1 to this report. The Technical Report Summary on the Marigold Complex, Nevada, USA, and the corresponding consent of the qualified person, is filed as Exhibit 96.2 to this report. The Technical Report Summary on the Seabee Gold Operations, Saskatchewan, Canada, and the corresponding consent of the qualified person, is filed as Exhibit 96.3 to this report. The Technical Report Summary on the Puna Operations, Argentina, and the corresponding consent of the qualified person, is filed as Exhibit 96.4 to this report.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Qualified Person for Technical Report Summary on Çöpler Property, Türkiye.
23.2	Consent of Qualified Person for Technical Report Summary on the Marigold Complex, Nevada, USA.
23.3	Consent of Qualified Person for Technical Report Summary on Seabee Gold Operations, Saskatchewan, Canada.
23.4	Consent of Qualified Person for Technical Report Summary on the Puna Operations, Argentina.
96.1	Technical Report Summary on Çöpler Property, Türkiye.
96.2	Technical Report Summary on the Marigold Complex, Nevada, USA.
96.3	Technical Report Summary on Seabee Gold Operations, Saskatchewan, Canada.
96.4	Technical Report Summary on the Puna Operations, Argentina.
99.1	News Release, dated February 13, 2024, announcing issuance of multi-year guidance and technical reports for key operating assets featuring production growth approaching 800,000 ounces by 2027 at AISC trending towards $1,300 per ounce.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: February 13, 2024